EXHIBIT 32



     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     I, Carey G. Birmingham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of International Test Systems, Inc. on Form 10-QSB for the fiscal quarter ended September 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of International Test Systems, Inc.

 Date: September 8, 2006

                                     By: /s/ Carey G. Birmingham
                                     ---------------------------
                                     Carey G. Birmingham,
                                     Chief Executive Officer and
                                     Principal Accounting Officer

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